SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):    June 18, 2003

    LAKELAND BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	33-27312	22-2953275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 Oak Ridge Road, Oak Ridge, New Jersey (Address of principal executive offices)		07438 (Zip Code)

Registrant’s telephone number,

including area code:    (973) 697-2000

Item 5.    Other Events and Regulation FD Disclosure

On June 18, 2003, Lakeland Bancorp, Inc. (the “Company”) announced that it had consummated two transactions resulting in the issuance of trust preferred securities by two statutory trusts established by the Company.

Item 7.    Financial Statements and Exhibits.

Exhibit 99.1—Press release, dated June 18, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ Roger Bosma

Roger Bosma President and Chief Executive Officer

Dated:    June 20, 2003

EXHIBIT INDEX

Exhibit 99.1—Press release, dated June 18, 2003